Exhibit 10.2(a)
ULTA SALON, COSMETICS & FRAGRANCE, INC.
FIRST AMENDMENT TO
CARL RUBIN EMPLOYMENT AGREEMENT
     WHEREAS, Ulta, Cosmetics & Fragrance, Inc., a Delaware corporation (the “Company”) executed an Employment Agreement (the “Agreement”) with Mr. Carl Rubin (the “Executive”); and
     WHEREAS, the Company and Executive mutually desire to amend the Agreement to change the date on which Executive’s employment will commence:
     NOW THEREFORE, in consideration of the promises and premises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby jointly acknowledged, the Company and the Executive hereby amend the Agreement effective as of April 12, 2010 to change the Commencement Date under Sections 1 and 2 to May 10, 2010.
     In all other regards the Agreement shall remain in full force and effect.
     IN WITNESS WHEREOF, each of the parties has executed this First Amendment as of the day and year written below.

COMPANY:		Date: 04/28/2010
ULTA SALON, COSMETICS & FRAGRANCE, INC.
By:	/s/ Dennis K. Eck
Title: Director

EXECUTIVE:		Date: 04/27/2010
/s/ Carl Rubin

[SIGNATURE PAGE TO FIRST AMENDMENT TO
CARL RUBIN EMPLOYMENT AGREEMENT]